Exhibit 10.2

Amendment to Turner Employment Agreement

AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment to Employment Agreement (“Amendment”) is made by and between Ceridian Canada Ltd. (“Ceridian”) and Leagh Turner (“Executive”).

WHEREAS, Ceridian and Executive are parties to an existing Employment Agreement dated August 7, 2018 (the “Employment Agreement”);

WHEREAS, Ceridian and Executive desire to amend the Employment Agreement as reflected herein.

NOW, THEREFORE, the parties agree that effective February 3, 2020, the following amendment will be made a part of the Employment Agreement:

1.Section 2.01 of the Employment Agreement shall be amended by adding to the position title of “President” and replacing it with “President and Chief Operating Officer”.

This Amendment will be attached to and be a part of the Employment Agreement between Ceridian and Executive.

Except as set forth herein, the Employment Agreement will remain in full force and effect without modification.

CERIDIAN CANADA LTD.

Date: February 1, 2020	By:	/s/ David Ossip
David Ossip
	Its:	CEO

EXECUTIVE:

Date: February 1, 2020	/s/ Leagh Turner
Leagh Turner